Morgan Stanley Global Automotive Conference

April 11, 2006

Chip McClure
Chairman, CEO and President

Rakesh Sachdev
Senior Vice President
Strategy and Corporate Development

ArvinMeritor

This presentation contains statements relating to future results of the company (including certain projections and business trends) that are “forward-looking statements” as defined in the Private Securities Litigation
Reform Act of 1995.  Forward-looking statements are typically identified by words or phrases such as
“believe,” “expect,” “anticipate,” “estimate,” “should,” “are likely to be,” “will,” and similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including, but not limited to, global economic and market conditions; the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad (including foreign currency exchange rates and potential disruption of production and supply due to terrorist attacks or acts of aggression); availability and cost of raw materials, including steel; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; reliance on major OEM customers; labor relations of the company, its customers and suppliers; potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of the company’s suppliers and customers, including potential bankruptcies; successful integration of acquired or merged businesses; the ability to achieve the expected annual savings and synergies from past and future business combinations; success and timing of potential divestitures; potential impairment of long-lived assets, including goodwill; competitive product and pricing pressures; the amount of the company’s debt; the ability of the company to access capital markets; credit ratings of the company’s debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-
related matters; as well as other risks and uncertainties, including, but not limited to, those detailed from time to time in the filings of the company with the Securities and Exchange Commission.

Forward-Looking Statements

Corporate Overview

Emissions systems
Drivelines
Automated transmissions/ clutches
Trailer suspension systems
Braking systems (wheel ends and brakes)
Front and rear axles
ABS, air systems and stability controls

Roof systems and modules
Suspension modules
Door systems and modules
Exhaust systems
Emissions controls
Wheels
Suspension components

ArvinMeritor

CVS Total Sales of $4.1 billion = 46%

LVS Total Sales of $4.7 billion = 54%

Broad Product Portfolio

Sales from Continuing Operations $8.8 Billion in FY05

#1 or #2 in

most major

markets

Strong Global Presence

North America – 51%

FY05 sales $4.5B

LVS – $2.0B

CVS – $2.5B

46 manufacturing facilities

7 joint ventures*

6 technical centers

Europe – 38%

FY05 sales $3.3B

LVS – $2.2B

CVS – $1.1B

43 manufacturing facilities

8 joint ventures*

12 technical centers

South America – 5%

FY05 sales $0.5B

LVS – $240M

CVS – $217M

12 manufacturing facilities

2 joint ventures*

2 technical centers

Asia Pacific & ROW – 6%

FY05 sales $0.5B

LVS – $276M

CVS – $256M

20 manufacturing facilities

9 joint ventures*

1 technical center

* Includes consolidated and non-consolidated joint ventures

121 Manufacturing
Facilities

26 Joint Ventures

21 Technical
Centers

Diverse Customer Base

Minimizes Reliance on Any Single Customer

CVS Customer Base

LVS Customer Base

DaimlerChrysler

13%

General Motors

9%

Volkswagen

9%

Ford 7%

Asian Based OEMs 3%

BMW 3%

PSA 2%

Fiat 2%

Other LVS 6%

Other CVS

16%

Fiat 1%

Asian Based
OEMs 1%

Ford 1%

Volkswagen 1%

General Motors 1%

PACCAR 2%

Renault 3%

International 3%

Volvo 8%

DaimlerChrysler

9%

Diverse Customer Base

Limited Exposure to Troubled Customers in North America

LVS exposure to
General

Motors in North

America = 7%
of total
company sales

LVS exposure to
Ford in

North America = 3%
of total
company sales

Diverse Customer Base

CVS Exposure to Class 8 Downturn in North America Approximately 11%

PACCAR

International

Volvo/Mack

DaimlerChrysler

Recent Accomplishments: Expanding Customer Base

Awarded two new
emissions
contracts with
Chinese
manufacturer

Awarded exhaust
aftertreatment
device packaging
for Daimler-
Chrysler’s heavy-
duty engines

Signed multi-
year contract to
supply door
module to the
Chinese market

Entered into
joint venture
with DongWon
Precision
Industrial Co. to
supply diesel
particulate filters
to the Korean
market

Entered into
joint venture
with First Auto
Works (FAW)
to produce
foundation
brakes

Opened Customer
Value Center in
Alabama to supply
door modules for
Hyundai’s Sonata
and Sante Fe

Selected as
standard
equipment supplier
for hub and brake
drums by Wabash
National Corp.

LVS:

Thomastown, Australia (Doors)

Augsburg, Germany Plant #2 (Emissions Technologies)

Asti, Italy (Ride Control)

Blackpool, U.K. (Emissions Technologies)

Pulaski, Tenn., U.S. (Shock Absorbers)

Valladolid, Spain (Doors)

Mosciano, Italy (Emissions Technologies)

Birmingham, England (Doors)

CVS:

Cleveland, Ohio, U.S. (Aftermarket distribution)

Wrexham, U.K. (Trailer Products)

Annualized Savings of  $50-60 Million Beginning in 2007

Recent Accomplishments:
Restructuring in Process to Optimize Operations

Recent Accomplishments:
Divestitures of Non-Core Business

In process

Europe

In process

Ride Control

South Africa

In process

Motion control

In process

Ride control

Not disclosed

Sold

Exhaust

$170 million

Sale completed

Purolator filters

North America

$9 million

Sold

Equity Share in Purolator India

India

Light Vehicle Aftermarket

$43 million

Sold

Off-Highway Brakes

Commercial Vehicle Systems

Proceeds

Status

Corporate Overview

1050
900
750
600
450
300
150
0
($ in millions)
$199
$100
$649
$400
$39
2006
2007
2008
2009
2010
2011
2012
2015
2026
2027
Fiscal Year

ArvinMeritor

$900
Revolver

Fiscal Year ‘04 Term Debt Through 2011: $948 Million

Recent Accomplishments:
Improving the Balance Sheet

Corporate Overview

1050
900
750
600
450
300
150
0
($ in millions)
$200
$100
$396
$380
$253
$39
2006
2007
2008
2009
2010
2011
2012
2015
2026
2027
Fiscal Year

ArvinMeritor

Fiscal Year ‘05 Term Debt through 2011: $696 Million

$900
Revolver

Recent Accomplishments:
Improving the Balance Sheet

September ’05:
exchanged
$253 million
term debt from
2009 to 2015

* Company repurchased $20 million in FY05

*

Corporate Overview

1050
900
750
600
450
300
150
0
($ in millions)
$200
$100
$393
$380
$253
$300
$39
2006
2007
2008
2009
2010
2011
2012
2015
2026
2027
Fiscal Year

ArvinMeritor

Recent Accomplishments:
Improving the Balance Sheet

March ‘06: Issued New $300 Million Convertible Bond

$900
Revolver

Demand for
new bond was
approximately
$1.2 billion

* Company repurchased $3 million in Q1 FY06

*

Corporate Overview

1050
900
750
600
450
300
150
0
($ in millions)
$6
$5
$83
$380
$253
$300
$39
2006
2007
2008
2009
2010
2011
2012
2015
2026
2027
Fiscal Year

ArvinMeritor

Current Term Debt Maturing through 2011 Now $94 Million

Recent Accomplishments:
Improving the Balance Sheet

$900
Revolver

Repurchased
$600 million in
Term debt
from 2007
through 2009

Funded repurchase through:

Divestiture proceeds:    ~$220 million

Convertible funds:         ~$300 million

Cash on hand:                 ~$80 million

Recent Accomplishments:
Improving the Balance Sheet

Net term debt reduction of $300
million

From $1.4 billion to $1.1 billion

Extended $553 million of

            term debt

Now due in 10 to 20 years

No Major Debt Maturities Until 2012

Focusing on Core Growth Drivers

Vehicle Performance

Ride Comfort

Vehicle Stability

Collision Avoidance

Fuel Efficiency

Emissions Reduction

Mobility

Safety

Environment

ASSESS PRODUCT PORTFOLIO FOR STRATEGIC FIT

Pursuing Profitable Business Expansion

Mobility

Safety

Environment

STRENGTHEN AND GROW IN PROFITABLE SEGMENTS

Optimize Cash Contribution and Improve Operating Performance

ROIC Target of 15%

ASSESS PRODUCT PORTFOLIO FOR FINANCIAL FIT

“Activate” existing
mechanical products

Pursuing Profitable Business Expansion

Increase presence
in emerging
markets

Grow Commercial
Vehicle Emissions
and Aftermarket
businesses

Source:  Keystone:  The World’s Top Automotive Markets in 2030

2005

2030

U.S.

26%

R.O.W.

31%

Spain

3%

U.K. 4%

Italy 5%

Germany 6%

Japan

9%

France 4%

China

27%

U.S. 15%

India 10%

Japan

4%

Germany

3%

Brazil 3%

Russia 3%

Mexico

3%

France

2%

U.K.

2%

R.O.W.

28%

12% - 43% Growth Projected in Brazil, Russia, India and China

Vehicle Registration Growth Projection in Top 10 Markets

China 4%

India 2%

Brazil 3%

Russia 3%

BRIC Markets Offer Significant Growth Potential

Strategy and Growth Opportunities

Valencia
VENEZUELA
BRAZIL
Camacari
BOLIVIA
PARAGUAY
Osasco
Limeira
Sao Bernardo do Campo
Caxias do Sul
Gravatai
Cordoba
URUGUAY
ARGENTINA

ArvinMeritor

Current Operations in South America

Wholly-Owned Operations

Limeira, Brazil

Steel wheels, doors, latches, catalytic converters, emissions technologies

Customers include DaimlerChrysler, VW, Toyota, Honda, GM,
Ford, PSA, Fiat

Osasco, Brazil

Axles, carriers, gear sets, housings, precision forgings

Customers include Volvo, VW, Ford, International, IVECO,
Agrale, Axle Tech

Distributes aftermarket axles, brakes, suspension parts

Customers include Iveco, VW, Volvo, Ford

Cordoba, Argentina; Camcari (CVC), Gravatai, Sao Bernardo do
Campo, Brazil

Manufacturer and assemble exhaust components and systems

Customers include Toyota, Honda, VW, Renault, ASA, Peugot,
GM, Ford, DaimlerChrysler

Valencia, Venezuela

Emissions and ride control

Customers include Toyota, Hyundai, GM, Ford, DaimlerChrysler

Joint Ventures

Master Sistemas Automotive Limitada, Caxias do Sul, Brazil

Brakes

Suspensys Sistemas Automotive Limitada, Caxias do Sul, Brazil

Suspensions

Operating in South America Since 1973

Nine Manufacturing Facilities

Strategy and Growth Opportunities

POLAND
UKRAINE
Prague
CZECH REPUBLIC
SLOVAKIA
AUSTRIA
HUNGARY
ROMANIA
BOSNIA AND HERZEGOVINA
CROATIA
SERBIA AND MONTENEGRO
BULGARIA
ITALY
MACEDONIA
ALB.
TURKEY
GREECE

ArvinMeritor

Current Operations in Eastern Europe

Wholly-Owned Operations

Liberec, Czech Republic

Complete door assemblies, door modules, window regulators

Customers include Skoda Auto, Volkswagen, Toyota/PSA

Mlada Boleslav, Czech Republic

Exhaust systems

Customers include Volkswagen Slovakia, Skoda

Jaszarokszallas, Hungary

Catalytic converters, mufflers, pipes

Customers include Porsche, Suzuki, Volkswagen, BMW, Ferrari

Poznan, Poland

Door modules for Volkswagen Poznan

Golcuk, Turkey

Cold and hot end exhaust

Customers include Ford Otosan

Bratislava, Slovakia

Sunroofs, large opening systems, modules, glass encapsulation

Joint Ventures

Ege Fren Sanayii ve Ticaret A.S., Izmir, Turkey

Brakes

Arvin Exhaust s.r.o., Prague, Czech Republic

Emissions Technologies

Operating in Eastern Europe Since Early 1990’s

Eight Manufacturing Facilities

Strategy and Growth Opportunities

KYRGYZSTAN
AFGHANISTAN
PAKISTAN
Delhi
Gurgaon
Noida
NEPAL
BHUTAN
INDIA
BANGLADESH
Nashik
Mumbai
Pune
Dewas
BURMA
Bangalore
Chennai
Mysore
Hosur

ArvinMeritor

Current Operations in India

Wholly-Owned Operations

Technical Center, Bangalore

Established in 1998

More than 100 employees engaged in engineering, IT and
procurement activities supporting ArvinMeritor’s light and
commercial vehicle business groups

Joint Ventures

Automotive Axles Ltd., Mysore

Joint venture partnership with Kalyani Group

Manufactures axles, brakes, housings and components for light, medium and commercial vehicles, and technical center

Meritor HVS India Ltd., Mysore

Joint venture partnership with Bharat Forge Limited (BFL)

Product and application engineering, assembly, marketing and sale of axle and brake products for light, medium and heavy
commercial vehicles

Arvin Exhaust India Private Ltd., Chennai and Bangalore (CVC)

Joint venture partnership with Anand Group

Manufacture, assembly and marketing of complete automotive
exhaust systems, catalytic converters, manifolds and related components

Gabriel India Ltd., headquarters in Delhi

Joint venture partnership with Anand Group

Seven plants with total manufacturing capacity of more than 10 million shock absorbers, struts and front forks

Operating in India Since Late 1960’s

Two Technical Centers

Ten Manufacturing Facilities

Strategy and Growth Opportunities

250
200
150
100
50
0
1998
2000
2002
2005
Current
AAL Sales
Market Value
ARM Value

•

–

•

•

•

ArvinMeritor

Established joint venture with
Bharat Forge in 1982 with an
investment of approximately
$3 million

ArvinMeritor has thirty-five
percent ownership

Sales have increased from
$14 million in 1998 to
$77 million in 2005

Market value during this same
period increased from $6
million to $180 million

Current market value is $250
million

Success Story: Automotive Axles – India

Strategy and Growth Opportunities

Irkutsk
MONGOLIA
Changchun
NORTH KOREA
SOUTH KOREA
Yantai
Xuzhou
Zhenjiang
Nanjing
Shanghai
Pudong
CHINA
Anting
Chongqing
Taiwan
BURMA
LAOS

Current Operations in China

Wholly-Owned Operations

Pudong

Axle assembly

PuDong (CVC), Yantai (CVC), Anting, Chongqing (CVC) and Nanjing

Emissions technologies

Customers include VW, SAIC, GM, Ford, Jeep, SEA

Zhenjiang

Window regulators and door latches

Customers include Mazda Japan, FAW-VW, Volkswagen
Shanghai

Changchun

Door modules, CVC beginning in October 2006

Shanghai

Corporate office

Joint Ventures

Shanghai ArvinMeritor Automotive Parts Co. Ltd.

Sunroofs

Customers include Shanghai VW

ArvinMeritor FAW Sihuan (Changchun) Vehicle Brake Co. Ltd.

Brakes

Customers include FAW

Xuzhou Meritor Axle Co. Ltd.

Axles for off-highway vehicles, brakes

Customers include FAW, FOTON, Puyuan, Taian

Meritor Huayang Braking Co. Ltd. (Shanghai)

Brakes

Customers include Golden Dragon, Ankai Bus, Volvo Sunwin

Operating in China Since Late 1980’s

Doubled Presence in Past Three Years

Twelve Manufacturing Facilities

Strategy and Growth Opportunities

3.9
4.4
5.4
6.7
20
2000
2001
2002
2003
2010

22
25
28
33
95
2000
2001
2002
2003
2010

ArvinMeritor

India And China Are Projected to Become Major
Component Producers

Source:  Market research, Booz Allen IC

Total Component Part Sales from 2000 to 2010

($ Billions)

India

China

Global supply partners for key components

In-market conduit to customers

Continuing operations are involved in 26 joint ventures in 13 countries

Sales of unconsolidated joint ventures in 2005 were $1.5 billion

Equity earnings from joint ventures in fiscal year 2005 were $28 million

Increase of 47 percent over the prior year

Vital Element of Global Expansion and Technology Strategy

Growing through Joint Ventures

Sales Growth from Unconsolidated Joint Ventures

2005

2004

2003

$1.5B

$1.1B

$843M

Forming Joint Ventures to Grow in Emerging Markets

2005 Consolidated Sales

Including All Joint Ventures

North
America

51%

Europe

38%

Rest of
World

11%

North
America

49%

Europe

32%

Rest of
World

19%

Geographic Diversity Aided by Joint Ventures

Emerging Markets Offer Attractive
Shared Service Opportunities

Accounts Payable

Accounts Receivable

Database and
network
administration

Enterprise
Resource Planning

Application
development

Maintenance and
support

Call Center

Help Desk

Daily procurement
activities

Intelligent commodity
sourcing

Supplier development
and SQA

Purchase – pay
processing

FINANCIAL

SERVICES

VALUE ADDED

ENGINEERING

Above and beyond
CAD

Cost reduction –
VA/VE

Complete product
development cycle

Design, develop and
validate

24/7 virtual design
center

IT

PROJECTS

PROCUREMENT

AND
ADMINISTRATION

Comprehensive strategy to
double LCCC spend by 2008

Substantial cost reductions of
raw materials and components

Localize supply base in
Asia/Pacific

Procurement leadership based
in Shanghai

Emerging Markets Offer Attractive Sourcing
Opportunities

Leading Cost-Competitive Country

(LCCC) Spend

60%

43%

22%

2010

2008

2005

Strategy

Dollars in Billions
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$.5
$0
2005
2006
2007
2008
2009
2010
LV Emissions Technology
CV Emissions Technology

-
  -
  -
-
  -
    -
    - ™
  -

ArvinMeritor

Capturing Our Share of Rapidly Growing
Global Diesel Emissions Market

Addressable market of $750 million in
2005 grows to $4.2 billion by 2010

$2.7 billion in CVS

$1.5 billion in LVS

Significant business awards

Nine Commercial Vehicle
Emissions (CVE) contracts with
seven different customers

Exhaust aftertreatment device
packaging for DaimlerChrysler

ActiveClean    Atomizer
Technology for General Engine
Products

1.4 million LV diesel particulate
filters

Diesel Emissions Addressable Market

Capturing Growth in Global
Commercial Vehicle Aftermarkets

Global Market of $89 Billion

Addressable Undercarriage
Market of $20 Billion

Leverage Strengths to Grow
Business

Expanding OE Business

Channel Management
Experience

Emerging Market Presence
and Infrastructure

Global
Market

Addressable
Market

$89 billion

$20 billion

Plans to Mitigate the 2007 NA Class 8 Downturn

Layered Capacity

Emerging Markets

LVS Restructuring

High-Volume Premium Reduction

CVA Growth

CVE Growth

Trailer Productivity

                           Conversion @ 15%-20%  ($45M) – ($60M)

                       30-35%        ~($300M)

         Exposure to Class 8:  11% of $8.8B         ~ $900M

Diversified product portfolio and
customer base

Strengthened balance sheet

Leading positions in global
markets

Growing CVE and CVA
businesses

Expanding in emerging markets

Mitigating 2007 N.A. Class 8 truck
downturn

Investment Highlights

www.arvinmeritor.com